SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

Legato Systems, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-26130	94-3077394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2350 West El Camino Real, Mountain View, California 94040

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 210-7000

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5	OTHER EVENTS

Attached as Exhibit 99.1 are our audited financial statements for the three months ended March 31, 2003.

ITEM 7	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed with this report on Form 8-K:

EXHIBIT NO.	DESCRIPTION	PAGE NO.

99.1	Consolidated Balance Sheets	5

	Consolidated Statements of Operations	6

	Consolidated Statement of Stockholders’ Equity	7

	Consolidated Statements of Cash Flows	8

	Notes to Consolidated Financial Statements	9

	Report of Independent Auditors	25

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEGATO SYSTEMS, INC.

By:	/s/ ANDREW J. BROWN
Chief Financial Officer

Date: July 24, 2003

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Exhibit Index

EXHIBIT NO.	DESCRIPTION	PAGE NO.

99.1	Consolidated Balance Sheets	5

	Consolidated Statements of Operations	6

	Consolidated Statement of Stockholders’ Equity	7

	Consolidated Statements of Cash Flows	8

	Notes to Consolidated Financial Statements	9

	Report of Independent Auditors	25

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